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                                  Exhibit 24.1

                               POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of ITXC Corp. desire to authorize Tom I. Evslin, John G. Musci and Edward B. Jordan to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-1, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Tom I. Evslin, John G. Musci and Edward B. Jordan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-1 initially registering up to 6,000,000 shares of the Common Stock of ITXC Corp., including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 7 day of February, 2000.

Signature                                                  Title
-------------------------------------         --------------------------------

/s/ Tom Evslin                                Chairman, President and
-------------------------------------
Tom Evslin                                    Chief Executive Officer

/s/ John G. Musci                             Director
-------------------------------------
John G. Musci

/s/ Edward B. Jordan                          Chief Financial and Accounting
-------------------------------------
Edward B. Jordan                              Officer and Director

/s/ William P. Collatos                       Director
-------------------------------------
William P. Collatos

                                              Director
-------------------------------------
Elon A. Ganor

/s/ Frederick R. Wilson                       Director
-------------------------------------
Frederick R. Wilson